SPDR® INDEX SHARES FUNDS

SPDR Portfolio Developed World ex-US ETF

(the “Fund”)

Supplement dated June 3, 2022 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) each dated January 31, 2022, as may be supplemented from time to time

Effective immediately, Michael Feehily no longer serves as a portfolio manager of the Fund and has been replaced by Olga Winner. Accordingly, effective immediately, the Prospectus, Summary Prospectus and SAI are revised as follows:

1)	All references to Michael Feehily as a portfolio manager of the Fund in the Prospectus, Summary Prospectus and SAI are deleted.

2)	The “PORTFOLIO MANAGERS” section on page 73 of the Prospectus, and on page 6 of the Summary Prospectus, is deleted and replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Kala O’Donnell and Olga Winner.

Karl Schneider, CAIA, is a Managing Director of the Adviser and Deputy Head of Global Equity Beta Solutions in the Americas. He joined the Adviser in 1997.

Kala O’Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 1995.

Olga Winner, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 2007.

3)	The “Portfolio Managers” table beginning on page 201 of the Prospectus is revised in accordance with the Fund’s new portfolio management team listed in item 2 above.

4)	The “Portfolio Management Team” table on page 39 of the SAI is revised in accordance with the Fund’s new portfolio management team listed in item 2 above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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